UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2010
(August 26, 2010)

NEW ORIENTAL ENERGY & CHEMICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33470	20-1917956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China	464200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (86) 27 853 75701

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 27, 2010, New Oriental Energy & Chemical Corp. (the “Company”) entered into Indebtedness Conversion Agreements with two former stockholders, Long Triumph Investments Limited and Intellect Goal Investments Limited, for the conversion of $700,000 and $739,899 of debt, respectively, into shares of common stock of the Company at a conversion rate of $1.00 per share.  The converted debt consisted of advances made from time to time to pay expenses on behalf of the Company.  The information in Item 3.02 below is included by reference herein.

The foregoing description of the principal terms of the Indebtedness Conversion Agreements with Long Triumph Investments Limited and Intellect Goal Investments Limited is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Indebtedness Conversion Agreements with Long Triumph Investments Limited and Intellect Goal Investments Limited attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by this reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 26, 2010, the Company received notification from the NASDAQ Listings Qualification Department (“NASDAQ”) that for the previous 30 consecutive business days, the bid price of the Company’s common stock (the “Common Stock”) had closed below the minimum $1.00 per share requirement for continued inclusion on the NASDAQ Capital Market pursuant to NASDAQ Marketplace Rule 5550(a)(2). This notification has no effect on the listing of the Common Stock at this time.

NASDAQ stated in its letter that in accordance with NASDAQ Marketplace Rule 5810(c)(3)(A), the Company will be provided 180 calendar days, or until February 22, 2011, to regain compliance with the minimum bid price requirement. The NASDAQ letter also states that if, at any time before February 22, 2011, the bid price of the Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the NASDAQ staff will provide the Company with written notification that it has achieved compliance with the minimum bid price requirement.

If the Company does not regain compliance with the minimum bid price requirement by February 22, 2011, the NASDAQ staff will provide the Company with written notification that the Common Stock will be delisted from the NASDAQ Capital Market. At that time, the Company may appeal the delisting determination to a NASDAQ Listings Qualifications Panel pursuant to applicable NASDAQ rules. There can be no assurance that, if the Company appeals the NASDAQ staff's determination, such appeal would be successful.

The Company’s press release dated September 1, 2010 with respect to the notification from NASDAQ described above in this Item 3.01 is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On August 27, 2010, the Company entered into Indebtedness Conversion Agreements with two former stockholders of the Company, Long Triumph Investments Limited and Intellect Goal Investments Limited, pursuant to which the former stockholders agreed to convert loans to the Company of in the amount of $700,000 and $739,899 of debt, respectively, held by such former stockholder into shares of common stock of the Company at a conversion rate of $1.00 per share.  The converted debt consisted of advances made from time to time to pay expenses on behalf of the Company.  The consideration for the issuance of the shares of common stock of the Company is the cancellation of the debt owed by the Company to Long Triumph Investments Limited and Intellect Goal Investments Limited.

The foregoing description of the principal terms of the Indebtedness Conversion Agreements with Long Triumph Investments Limited and Intellect Goal Investments Limited is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Indebtedness Conversion Agreements with Long Triumph Investments Limited and Intellect Goal Investments Limited attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by this reference.

The shares of the Company’s common stock were issued to an accredited investors in reliance on exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, and in reliance on similar exemptions under applicable state securities laws.

Item 8.01	Other Events

On August 27, 2010, the Company submitted to NASDAQ its response to the letter received from NASDAQ on July 6, 2010 regarding the company’s non-compliance with NASDAQ’s minimum shareholder equity requirement for continued listing on the NASDAQ Capital Market (the “Response Letter”).  In the Response Letter the Company outlined the steps it is undertaking to achieve compliance with NASDAQ’s minimum shareholder equity requirement of $2,500,000, including the entry into the Indebtedness Conversion Agreements as described in Item 3.02 above.  In addition, the Company informed NASDAQ that it is in the process of negotiating similar agreements for the conversion of additional loans to common stock at $1.00 per share and anticipates these agreements will be executed in the near future.

The Company prepared a pro forma balance sheet reflecting the change to the Company’s shareholder equity after giving effect to the loan conversions discussed above.  A copy of the pro forma balance sheet submitted to NASDAQ is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The Company also informed NASDAQ that it is pursuing additional approaches to meet the minimum shareholder equity requirement, including negotiating with the holder sof the Company’s warrants to lower the exercise price on the warrants from $2.00 to $1.00 to provide holders of the warrants an incentive to convert their warrants into common stock, discussions with management of the Company about providing their personal funds for additional paid-in capital, and discussions with holders of an additional RMB 70MM in loans about possible conversion of these loans into common stock.

The foregoing description of the response letter submitted by the Company to NASDAQ is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the Response Letter attached hereto as Exhibit 99.3, which is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Indebtedness Conversion Agreement, dated as of August 27, 2010, by and between New Oriental Energy & Chemical Corp. and Long Triumph Investments Limited.

10.2	Indebtedness Conversion Agreement, dated as of August 27, 2010, by and between New Oriental Energy & Chemical Corp. and Intellect Goal Investments Limited.

99.1	Press Release of New Oriental Energy & Chemical Corp., dated September 1, 2010.

99.2	Pro Forma Balance Sheet of New Oriental Energy & Chemical Corp. as of June 30, 2010.

99.3	Letter dated August 27, 2010 from New Oriental energy & Chemical Corp. to the NASDAQ Stock Market (without attachments).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 1, 2010

NEW ORIENTAL ENERGY & CHEMICAL CORP.

By:	/s/ Donglai Li
	Name:	Donglai Li
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Indebtedness Conversion Agreement, dated as of August 27, 2010, by and between New Oriental Energy & Chemical Corp. and Long Triumph Investments Limited.

10.2	Indebtedness Conversion Agreement, dated as of August 27, 2010, by and between New Oriental Energy & Chemical Corp. and Intellect Goal Investments Limited.

99.1	Press Release of New Oriental Energy & Chemical Corp., dated September 1, 2010.

99.2	Pro Forma Balance Sheet of New Oriental Energy & Chemical Corp. as of June 30, 2010.

99.3	Letter dated August 27, 2010 from New Oriental energy & Chemical Corp. to the NASDAQ Stock Market (without attachments).